Exhibit 10.299

EXECUTION COPY

LETTER AMENDMENT

Dated as of August 3, 2007

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Citicorp USA, Inc., as agent

(the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement (364-Day Commitment) dated as of June 15, 2007 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us as follows:

The definition of “Minimum Stockholders’ Equity” in Section 1 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

Minimum Stockholders’ Equity:	As of the Closing Date, and the last day of each fiscal quarter thereafter, the greater of:

(a) $1,800,000,000, or (b) the sum of – (i) $1,800,000,000, plus (ii) 50% of the sum of cumulative Net Earnings for each fiscal quarter commencing with the fiscal quarter ended September 30, 2007.

The Borrower hereby certifies that, as of the date hereof, the representations and warranties contained in Section 5 of the Credit Agreement are correct and no Default or an Event of Default has occurred and is continuing.

This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders. This Letter Amendment is subject to the provisions of Section 10.1 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

Very truly yours,

THE CHARLES SCHWAB CORPORATION

By	/s/ Carrie L. Dolan
	Name:	Carrie L. Dolan
	Title:	Senior Vice President and Treasurer

Agreed as of the date first above written:

CITICORP USA, INC.,
as Agent and as Lender

By:	/s/ Kevin Ege
Name: Kevin Ege
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Garfield Johnson
Name: Garfield Johnson
Title: Senior Vice President

CALYON NEW YORK BRANCH

By:	/s/ Sebastian Rocco
Name: Sebastian Rocco
Title: Managing Director

By:	/s/ Kerwen Pearson
Name: Kerwen Pearson
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Therese Bechet
Name: Therese Bechet
Title: Managing Director

LLOYDS TSB BANK PLC

By:	/s/ Michael J. Gilligan
Name: Michael J. Gilligan
Title: Managing Director

By:	/s/ Elaine B. Kallenbach
Name: Elaine B. Kallenbach
Title: Associate Director

BNP PARIBAS

By:	/s/ Frank Sodano
Name: Frank Sodano
Title: Managing Director

By:	/s/ David Seaman
Name: David Seaman
Title: Director

NORDDEUTSCHE LANDESBANK GIROZENTRALE,

NEW YORK AND/OR CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Edward J. Chidiac
Name: Edward J. Chidiac
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Beth McGinnis
Name: Beth McGinnis
Title: Senior Vice President/Loan Team Manager

WESTLB AG, NEW YORK BRANCH

By:	/s/ Wendy Ferguson
Name: Wendy Ferguson
Title: Director

By:	/s/ Dee Dee Sklar
Name: Dee Dee Sklar
Title: Managing Director

BANK OF HAWAII

By:	/s/ Steven R. Nakahara
Name: Steven R. Nakahara
Title: Vice President

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:	William M. Earley
Name: William M. Earley
Title: Senior Vice President

By:	/s/ Joseph J. Hayes
Name: Joseph J. Hayes
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Charles Kohler
Name: Charles Kohler
Title: Managing Director

By:	/s/ Jeffrey Bisig
Name: Jeffrey Bisig
Title: Director

HARRIS N.A.

By:	/s/ Linda Haven
Name: Linda Haven
Title: Managing Director

HSBC BANK USA, N.A.

By:	/s/ Joseph Travaglione
Name: Joseph Travaglione
Title: Senior Vice President

MELLON BANK, N.A.

By:	/s/ Thomas Caruso
Name: Thomas Caruso
Title: First Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ James H. Reichert
Name: James H. Reichert
Title: Vice President

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

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